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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 6, 1996

                               MONSANTO COMPANY
                               ----------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)

                   1-2516                                 43-0420020
                   ------                                 ----------
                (COMMISSION                              (IRS EMPLOYER
                FILE NUMBER)                         IDENTIFICATION NUMBER)



800 NORTH LINDBERGH BOULEVARD, ST. LOUIS, MISSOURI            63167
--------------------------------------------------            -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                (314) 694-1000
                                --------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS.

    On December 6, 1996, the Board of Directors of Monsanto Company (``Monsanto'') approved a plan to spin off Monsanto's chemical businesses and form two new separately traded, publicly held companies--a life sciences company with $5 billion in sales that serves the agriculture, food and health care markets, and a chemical company with $3 billion in revenues that makes and markets an array of high-performance, chemical-based products. Robert B. Shapiro will be chairman and chief executive officer of the life sciences company, and Robert G. Potter, currently executive vice president, will be chairman and chief executive officer of the chemical company.

    Also, on December 6, 1996, the Board approved a reserve in the range of $400 million to $600 million to cover after-tax costs associated with forming two new companies. This reserve includes severance packages for job reductions, asset and equipment write-offs, and consolidation of some manufacturing and offices. The exact amount will be fixed at a later date.

    The spin-off is subject to shareowner approval and certain governmental approvals, including a ruling by the U.S. Internal Revenue Service that allows the transaction to be accomplished on a tax-free basis, and is expected to finish no later than the end of 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits. See the Exhibit Index at page 3 of this Report attached hereto and incorporated herein by reference.

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    MONSANTO COMPANY
                                       ----------------------------------------
                                                      (Registrant)

                                       By         /s/ MICHAEL R. HOGAN
                                          -------------------------------------
                                                    Michael R. Hogan
                                              Vice President and Controller
                                             (Principal Accounting Officer)

Date: December 23, 1996




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                                 EXHIBIT INDEX

    These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

    EXHIBIT
    NUMBER                                                    DESCRIPTION
    -------                                                   -----------

       1         Omitted--Inapplicable

       2         Omitted--Inapplicable

       4         Omitted--Inapplicable

      16         Omitted--Inapplicable

      17         Omitted--Inapplicable

      20         Omitted--Inapplicable

      23         Omitted--Inapplicable

      24         Omitted--Inapplicable

      27         Omitted--Inapplicable

      99         Form of press release issued by Monsanto Company on December 9, 1996



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